Other Long-Term Liabilities	6 Months Ended
Jun. 30, 2015
Other Liabilities Disclosure [Abstract]
Other Long-Term Liabilities
6.	Other Long-Term Liabilities

The Company recognizes freight tax expense in other income in its consolidated statements of income. The Company does not presently anticipate its uncertain tax positions will significantly increase or decrease in the next 12 months; however, actual developments could differ from those currently expected.

The following is a roll-forward of the Company’s freight tax expense which is recorded in its consolidated balance sheet in other long-term liabilities:

	As at June 30, 2015 $	As at June 30, 2014 $
Balance at the beginning of the period	4,852	5,351
Freight tax expense	375	93

Balance at the end of the period	5,227	5,444